UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On June 28, 2019, Body and Mind Inc. (the “Company”) issued a news release providing an update on Satellites Dip, LLC’s (“SD”) distribution and manufacturing operation in California, which is being managed by BaM’s California subsidiary, NMG Cathedral City, LLC (“NMG”).

Pursuant to the management and administrative services agreement (the “Management Agreement”) entered into between NMG and SD on June 6, 2019, NMG continues to expand operations at the SD facility and has hired numerous experienced extraction personnel, sourced fully tested extraction material and is working on commercial arrangements between SD and third-party cannabis brand owners.

NMG is in the process of brokering an agreement between its affiliate company, Nevada Medical Group, LLC, and SD whereby SD will license certain trademarks and other intellectual property for use in respect of cannabis products manufactured by SD on terms at least as favorable as those being offered to Nevada Medical Group, LLC’s most favored licensees. NMG has also commenced work on brokering commercial arrangements between SD and third-party cannabis brand owners whereby SD will license commercial cannabis brands from third parties.

The Company would like to clarify certain statements in its news releases of June 11 and June 14, 2019, with respect to manufacturing activities in California. SD, a licensed cannabis business conducting commercial cannabis activity within the state of California, is the actual manufacturer. Pursuant to the Management Agreement, NMG manages all of the operations at SD’s manufacturing facility in Cathedral City, California.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

99.1	News Release dated June 28, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: June 28, 2019	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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